                                  SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934
                                (AMENDMENT NO. )

Filed by the Registrant /_/

Filed by a Party other than the Registrant /X/

Check the appropriate box:

      /_/   Preliminary Proxy Statement

      /_/   Confidential, for Use of the Commission Only (as permitted by
Rule 14a-6(e)(2))

      /_/   Definitive Proxy Statement

      /X/   Definitive Additional Materials

      /_/   Soliciting Material Under Rule 14a-12

                             THE TOPPS COMPANY, INC.
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                (Name of Registrant as Specified in Its Charter)

                             CRESCENDO ADVISORS LLC
                      CRESCENDO PARTNERS II L.P., SERIES Y
                          CRESCENDO PARTNERS III, L.P.
                         CRESCENDO INVESTMENTS III, LLC
                          CRESCENDO INVESTMENTS II, LLC
                                ERIC S. ROSENFELD
                                  ARNAUD AJDLER
                         THE COMMITTEE TO ENHANCE TOPPS
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    (Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

      /X/   No fee required.

      /_/   Fee computed on table below per Exchange Act Rules  14a-6(i)(1)  and
0-11.

      (1)   Title of each class of securities to which transaction applies:

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      (2)   Aggregate number of securities to which transaction applies:

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      (3)   Per unit price or other  underlying  value of  transaction  computed pursuant  to  Exchange  Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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      (4)   Proposed maximum aggregate value of transaction:

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      (5)   Total fee paid:

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      /_/   Fee paid previously with preliminary materials:

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      /_/   Check box if any part of the fee is offset as  provided  by Exchange
Act Rule  0-11(a)(2)  and identify the filing for which the  offsetting  fee was paid previously.  Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

      (1)   Amount previously paid:

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      (2)   Form, Schedule or Registration Statement No.:

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      (3)   Filing Party:

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      (4)   Date Filed

      Crescendo  Partners  II,  L.P.,  Series  Y has  filed a  definitive  proxy statement with the SEC in connection with the  solicitation of proxies against a proposed  merger  between The Topps Company,  Inc.  ("Topps") and a buyout group that includes Madison Dearborn  Partners,  LLC and an investment firm controlled by Michael Eisner,  which will be voted on at a special meeting of the Company's stockholders.

      Item 1: On August 27,  2007,  The  Committee  to Enhance  Topps issued the following press release:

FOR IMMEDIATE RELEASE

     THE COMMITTEE TO ENHANCE TOPPS EXPRESSES ITS DISAPPOINTMENT WITH TOPPS
                 DECISION TO FURTHER DELAY THE SPECIAL MEETING

      FRUSTRATED BUT NOT SURPRISED AT MANAGEMENT'S LATEST ATTEMPT TO IMPOSE
                            ITS WILL ON STOCKHOLDERS

New York,  NY,  August  27,  2007 - -- The  Committee  to  Enhance  Topps  today expressed  its  disappointment  with The Topps  Company,  Inc's  (Nasdaq:  TOPP)
decision  today to  further  delay the  special  meeting of  stockholders  until
September 19, 2007.

Eric Rosenfeld,  President and CEO of Crescendo Partners,  speaking on behalf of the Committee to Enhance Topps, stated, "While we are frustrated by management's latest effort to prevent stockholders from expressing their opinion of the $9.75 merger by voting at the special  meeting,  we cannot say that we are  surprised.
Management  has, time and again,  acted in its own best interest and this latest delay is no different.  As the Executive Committee itself even admitted,  if the meeting were to be held as scheduled this Thursday, the $9.75 merger offer would not receive the stockholder support necessary for approval. If that is the case, why postpone the vote? To hide behind vague  doomsday  proclamations  concerning recent  activity in the credit markets and the suggestion that it is in the best interest of  stockholders  to take  additional  time to consider the $9.75 offer without  the  further  "distraction"  of the  Upper  Deck  offer  seems,  to us,
disingenuous   and  insulting  to   stockholders."   Upper  Deck  announced  the
termination  of its tender offer on August 21, 2007 so  stockholders  would have had ten days to take into  account this  development,  which does not change the underlying facts that the $9.75 Eisner offer is inadequate and ill-advised.

The Eisner Merger Agreement was signed on March 5, 2007.  Stockholders  have had almost six months to  consider  this  matter.  They do not need any more time to know that the entire process was flawed and that $9.75 is an inadequate price As you know  management  was already  forced by the Delaware  Court to postpone the special meeting by more than two months from June 28, 2007 to August 30, 2007 to correct  materially  misleading  statements in its proxy  statement.  To further delay the vote, solely because of unhappiness with the potential  outcome,  is a banana  republic like maneuver by management to manipulate the vote and flies in the face of the proper  corporate  governance  and  democratic  process to which stockholders are entitled.  However, throughout this process, it is what we have come  to  expect.  It  is  time  for  stockholders  to be  heard.  We  urge  all stockholders  to vote  AGAINST  the  merger  proposal  by  signing,  dating  and returning the GOLD proxy card today.

CERTAIN INFORMATION CONCERNING THE PARTICIPANTS

The  Committee  to Enhance  Topps  (the  "Committee"),  together  with the other participants  named below, has made a definitive  filing with the Securities and
Exchange  Commission  ("SEC") of a proxy  statement,  a proxy  supplement and an accompanying  proxy  card to be used to  solicit  votes in  connection  with the solicitation  of proxies  against a proposed  merger  between The Topps Company,
Inc. (the "Company") and a buyout group that includes Madison Dearborn Partners,
LLC, and an investment firm controlled by Michael Eisner, which will be voted on at a meeting of the Company's stockholders (the "Merger Proxy Solicitation").

Crescendo Advisors ("Crescendo Advisors"),  together with the other participants named  below,  intends to make a  preliminary  filing  with the  Securities  and
Exchange  Commission ("SEC") of a proxy statement and an accompanying proxy card to be used to solicit  votes for the election of its nominees at the 2007 annual meeting of stockholders of Topps (the "Annual Meeting Proxy Solicitation").

THE COMMITTEE AND CRESCENDO  ADVISORS ADVISE ALL  STOCKHOLDERS OF THE COMPANY TO
READ  THE  PROXY  STATEMENT,   AND  OTHER  PROXY   MATERIALS,   INCLUDING  PROXY
SUPPLEMENTS,  IN CONNECTION WITH EACH OF THE MERGER PROXY  SOLICITATION  AND THE
ANNUAL MEETING PROXY  SOLICITATION  AS THEY BECOME  AVAILABLE  BECAUSE THEY WILL
CONTAIN  IMPORTANT  INFORMATION.  SUCH PROXY  MATERIALS  WILL BE AVAILABLE AT NO
CHARGE  ON  THE  SEC'S  WEB  SITE  AT   HTTP://WWW.SEC.GOV.   IN  ADDITION,  THE
PARTICIPANTS  IN THE  PROXY  SOLICITATIONS  WILL  PROVIDE  COPIES  OF THE  PROXY
STATEMENT WITHOUT CHARGE UPON REQUEST. REQUESTS FOR COPIES SHOULD BE DIRECTED TO
THE  PARTICIPANTS'  PROXY  SOLICITOR,  D.F.  KING & CO.,  INC. AT ITS  TOLL-FREE
NUMBER: (800) 628-8532.

The participants in the Merger Proxy  Solicitation are Crescendo Advisors LLC, a
Delaware limited liability company  ("Crescendo  Advisors"),  Crescendo Partners
II, L.P., Series Y, a Delaware limited  partnership  ("Crescendo  Partners II"),
Crescendo  Investments II, LLC, a Delaware limited liability company ("Crescendo
Investments II"),  Crescendo Partners III, L.P., a Delaware limited  partnership
("Crescendo Partners III"),  Crescendo  Investments III, LLC, a Delaware limited liability company ("Crescendo  Investments III"), Eric Rosenfeld,  Arnaud Ajdler
and  The   Committee   to  Enhance   Topps  (the  "Merger   Proxy   Solicitation
Participants").

The  participants  in the Annual Meeting Proxy  Solicitation  include the Merger
Proxy Solicitation  Participants,  together with Timothy E. Brog, John J. Jones,
Michael Appel, Jeffrey D. Dunn, Charles C. Huggins,  Thomas E. Hyland, Thomas B.
McGrath  and  Michael  R.  Rowe  (the   "Annual   Meeting   Proxy   Solicitation
Participants").  Together,  the Merger Proxy  Solicitation  Participants and the
Annual  Meeting Proxy  Solicitation  Participants  are referred to herein as the
"Participants."

Crescendo Advisors  beneficially owns 100 shares of common stock of the Company.
Crescendo  Partners II beneficially owns 2,568,200 shares of common stock of the
Company. As the general partner of Crescendo Partners II, Crescendo  Investments
II may be  deemed  to  beneficially  own the  2,568,200  shares  of the  Company beneficially owned by Crescendo Partners II. Crescendo Partners III beneficially owns 126,500  shares of common stock of the Company.  As the general  partner of
Crescendo Partners III, Crescendo  Investments III may be deemed to beneficially own the 126,500 shares of the Company  beneficially  owned by Crescendo Partners
III. Eric Rosenfeld may be deemed to  beneficially  own 2,694,900  shares of the
Company,  consisting  of 100 shares held by Eric  Rosenfeld  and Lisa  Rosenfeld
JTWROS,  2,547,700  shares Mr.  Rosenfeld may be deemed to  beneficially  own by virtue of his position as managing  member of Crescendo  Investments II, 126,500 shares Mr. Rosenfeld may be deemed to beneficially own by virtue of his position as managing member of Crescendo Investments III and 100 shares Mr. Rosenfeld may be deemed to  beneficially  own by virtue of his position as managing  member of
Crescendo Advisors. Mr. Ajdler beneficially owns 2,301 shares of the Company.

Timothy E. Brog beneficially owns 133,425 shares of common stock of the Company,
John J. Jones beneficially owns 2,301 shares of common stock of the Company, and none of Michael Appel,  Jeffrey D. Dunn,  Charles C. Huggins,  Thomas E. Hyland,
Thomas B.  McGrath  and  Michael R. Rowe  beneficially  own any shares of common stock of the Company.

SOURCE The Committee to Enhance Topps

Contact: D.F. King & Co., Inc., +1-800-628-8532